UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 21, 2011

Digi International Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-34033	41-1532464
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11001 Bren Road East, Minnetonka, Minnesota		55343
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-912-3444

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.05 Costs Associated with Exit or Disposal Activities.

On July 21, 2011 we announced our intention to restructure our operations in Breisach, Germany. The restructuring will reduce our manufacturing footprint by consolidating prototype and production functions and centralizing outsourced production control in our Minneapolis production facility. The consolidation is driven by our strategy of driving efficiency improvements and enhancing customer service globally through more centralized operations. As a result of the restructuring, we expect to reduce the size of our workforce in Breisach by approximately 25 employees. In connection with the restructuring, we expect to incur approximately $600,000 - $700,000 of restructuring charges on a pre-tax basis. These charges will be incurred in connection with reductions in force. The significant majority of the restructuring charges associated with this initiative represents cash paid for severance. The payments associated with these charges and all the actions associated with the restructuring are expected to be completed in the fourth quarter of fiscal 2011 and the first quarter of 2012.

This filing contains forward-looking statements that are based on management’s current expectations and assumptions. These statements often can be identified by the use of forward-looking terminology such as “expects” or variations thereon or similar terminology. Among other items, these statements relate to expectations of the business environment in which the company operates and projections of when certain actions will occur as well as the costs associated with such actions. Such statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, including risks related to the actual timing to complete and the actual costs and charges associated with the restructuring presently planned for our operations in Breisach because of legal requirements or other reasons. These and other risks, uncertainties and assumptions identified from time to time in our filings with the United States Securities and Exchange Commission, including without limitation, our annual report on Form 10-K for the year ended September 30, 2010 and subsequent quarterly reports on Form 10-Q and other filings, could cause the company’s future results to differ materially from those expressed in any forward-looking statements made by us or on our behalf. Many of such factors are beyond our ability to control or predict. These forward-looking statements speak only as of the date for which they are made. We disclaim any intent or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digi International Inc.

July 25, 2011	By:	Steven E. Snyder

Name: Steven E. Snyder
Title: Senior Vice President, Chief Financial Officer and Treasurer